NOTE MODIFICATION AGREEMENT


     THIS FIRST NOTE MODIFICATION AGREEMENT (HEREINAFTER "AGREEMENT") IS MADE AND ENTERED INTO THIS 15TH DAY OF NOVEMBER, 2006, BY AND BETWEEN COMMUNITY FIRST BANCORP, INC., A MARYLAND CORPORATION (HEREINAFTER "BORROWER"), AND THE BANKERS BANK, A GEORGIA BANKING CORPORATION (HEREINAFTER "LENDER").

                                   WITNESSETH:

     WHEREAS, BORROWER DID EXECUTE AND DELIVER TO THE LENDER A PROMISSORY NOTE (HEREINAFTER "NOTE"), DATED MAY 17, 2006, IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVEN HUNDRED FIFTY THOUSAND AND FIFTY THOUSAND AND NO/100 DOLLARS, ($750,000.00), WITH A MATURITY DATE OF NOVEMBER 15, 2006; AND

     WHEREAS, BORROWER ACKNOWLEDGES THAT BORROWER IS FULLY OBLIGATED UNDER THE NOTE PURSUANT TO ITS TERMS; AND

     WHEREAS, THE NOTE, TOGETHER WITH ANY OTHER DOCUMENTS WHICH EVIDENCES, SECURES OR RELATES TO THE INDEBTEDNESS EVIDENCED BY THE NOTE (HEREINAFTER REFERRED TO AS "LOAN DOCUMENTS"); AND

     NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND LENDER DO HEREBY AGREE AS FOLLOWS:

                                      NOTE

     THE NOTE IS HEREBY MODIFIED AND AMENDED AS FOLLOWS:

1.   THE MATURITY  DATE WILL BE CHANGED  FROM  NOVEMBER 15, 2006 TO FEBRUARY 15,
     2007.

     The Note and other Loan Documents are hereby modified and amended to reflect the extension of the Maturity Date. All other terms, conditions and warranties contained within the Note and other Loan Documents executed in connection therewith shall remain in full force and effect in exact accordance with the terms thereof, except where modified.

     The parties acknowledge and agree that this shall not constitute a novation of the obligations and liabilities of any of the documents executed in connection therewith or a release of any collateral or security therefore or a waiver of any rights or remedies of the Lender thereunder, such rights being specifically reserved by the Lender. Borrower hereby ratifies, confirms and acknowledges each warranty and obligation of the Borrower contained in the Note and other Loan Documents, and in consideration of the extension of the maturity date by the Lender, Borrower both for himself and his heirs, representatives and assigns, waives any defenses that he may have, whether known or unknown, to the enforcement by the Lender of all obligations of the Borrower contained in all the documents now in force or executed simultaneously herewith.

     This Agreement shall be construed, governed by and enforced in accordance with the laws of the State of Georgia.

     This Agreement has been made and entered into the day and year first written above.

Signed, Sealed and delivered               BORROWER:
                                           COMMUNITY FIRST BANCORP, INC.
In our presence this 15th
Day of November 2006.
                                           /s/ Bill Tandy
                                           -------------------------------------
                                           BY:  BILL TANDY, PRESIDENT


/s/illegible
------------------------------
Notary          Commission Expires March 17, 2010

Witness:


------------------------------


                                           LENDER:
                                           THE BANKERS BANK


                                           /s/ Jim Ramage
                                           -------------------------------------
                                           BY:  JIM RAMAGE, FIRST VICE PRESIDENT